Exhibit 10.1 - Purchase Agreement, dated September 22, 2003

                               PURCHASE AGREEMENT

                  THIS PURCHASE AGREEMENT ("Agreement") is made as of the 22nd day of September, 2003 by and among Axeda Systems Inc., a Delaware corporation (the "Company"), and the Investors set forth on the signature pages affixed hereto (each an "Investor" and collectively the "Investors").

                                    Recitals

                  A. The Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended; and

                  B. The Investors wish to purchase from the Company, and the Company wishes to sell and issue to the Investors, upon the terms and conditions stated in this Agreement, (i) an aggregate of 4,918,100 shares of the Company's Common Stock, par value $0.001 per share (the "Common Stock"), and (ii) warrants to purchase an aggregate of 2,459,050 shares of Common Stock in the form attached hereto as Exhibit A (the "Warrants"); and

                  C. Contemporaneous with the sale of the Common Stock and Warrants, the parties hereto will execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit B (the "Registration Rights Agreement"), pursuant to which the Company will agree to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and applicable state securities laws.

                  In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. In addition to those terms defined above and elsewhere in this Agreement, for the purposes of this Agreement, the following terms shall have the meanings here set forth:

                  "Affiliate" means, with respect to any Person, any other Person which directly or indirectly Controls, is controlled by, or is under common control with, such Person.

                  "Business Day" means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

                  "Common Stock" means the common stock, par value $0.001 per share, of the Company, and any securities into which the Common Stock may be reclassified.
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                  "Company's Knowledge" means the actual knowledge of the
executive officers of the Company, after due inquiry.

                  "Confidential Information" means trade secrets, confidential information and know-how (including but not limited to ideas, formulae, compositions, processes, procedures and techniques, research and development information, computer program code, performance specifications, support documentation, drawings, specifications, designs, business and marketing plans, and customer and supplier lists and related information).

                  "Control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

                  "Intellectual Property" means all of the following: (i) patents, patent applications, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice); (ii) trademarks, service marks, trade dress, trade names, corporate names, logos, slogans and Internet domain names, together with all goodwill associated with each of the foregoing;
(iii) copyrights and copyrightable works; (iv) registrations, applications and renewals for any of the foregoing; and (v) proprietary computer software (including but not limited to data, data bases and documentation).

                  "Material Adverse Effect" means a material adverse effect on
(i) the assets, liabilities, results of operations, financial condition, business, or prospects of the Company and its Subsidiaries taken as a whole, or
(ii) the ability of the Company to perform its obligations under the Transaction Documents.

                  "Nasdaq" means The Nasdaq Stock Market, Inc., its successors and assigns.

                  "Person" means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

                  "SEC Filings" has the meaning set forth in Section 4.6.

                  "Securities" means the Shares, the Warrants and the Warrant Shares.

                  "Shares" means the shares of Common Stock being purchased by the Investors hereunder.

                  "Subsidiary" has the meaning set forth in Section 4.1.

                  "Transaction Documents" means this Agreement, the Warrants and the Registration Rights Agreement.

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                  "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

                  "1933 Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "1934 Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         2. Purchase and Sale of the Shares and Warrants. Subject to the terms and conditions of this Agreement, on the Closing Date, each of the Investors shall severally, and not jointly, purchase, and the Company shall sell and issue to the Investors, the Shares in the respective amounts set forth opposite the Investors' names on the signature pages attached hereto at a purchase price of $1.22 per share (the "Purchase Price"). The total purchase price payable by each Investor for the Shares that each Investor is hereby agreeing to purchase is set forth in such Investor's signature block on the signature pages hereto. The aggregate purchase price payable by the Investors to the Company for all of the Shares purchased at the Closing shall be Six Million Eighty-Two Dollars ($6,000,082). Also on the Closing Date, the Company shall issue the Warrants to the Investors in the respective amounts set forth opposite the Investors' names on the signature pages attached hereto.

         3. Closing. Upon confirmation that the other conditions to closing specified herein have been satisfied, the Company shall deliver to Lowenstein Sandler PC, in trust, a certificate or certificates, registered in such name or names as the Investors may designate, representing the Shares and Warrants, with instructions that such certificates are to be held for release to the Investors only upon payment of the Purchase Price to the Company. Upon receipt by Lowenstein Sandler PC of the certificates, each Investor shall promptly cause a wire transfer in same day funds to be sent to the account of the Company as instructed in writing by the Company, in an amount representing such Investor's pro rata portion of the Purchase Price as set forth on the signature pages to this Agreement. On the date (the "Closing Date") the Company receives such funds, the certificates evidencing the Shares and Warrants shall be released to the Investors (the "Closing"). The purchase and sale of the Shares and Warrants shall take place at the offices of Lowenstein Sandler PC, 1330 Avenue of the Americas, 21st Floor, New York, New York, or at such other location and on such other date as the Company and the Investors shall mutually agree.

         4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors that, except as set forth in the schedules delivered herewith (collectively, the "Disclosure Schedules"):

                  4.1 Organization, Good Standing and Qualification. Each of the Company and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted and to own its properties. Each of the Company and its Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing

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of property makes such qualification or leasing necessary unless the failure to so qualify has not and would not reasonably be expected to have a Material Adverse Effect. The Company's subsidiaries are reflected on Schedule 4.1 hereto (the "Subsidiaries").

                  4.2 Authorization. The Company has full power and authority and has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of the Transaction Documents, (ii) authorization of the performance of all obligations of the Company hereunder or thereunder, and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Securities. The Transaction Documents constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally.

                  4.3 Capitalization. The capitalization of the Company as of June 30, 2003 is as set forth in the Form 10-Q for the period ended June 30, 2003 ("Q2 Form 10-Q"), increased as set forth in the next sentence. The Company has not issued any capital stock since that date other than pursuant to (i) employee benefit plans disclosed in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 (the "10-K"), or (ii) outstanding warrants, options or other securities disclosed in the Q2 Form 10-Q. The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as set forth in or contemplated by the Q2 Form 10-Q or the 10-K, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company or any Subsidiary, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party or of which the Company has knowledge and relating to the issuance or sale of any capital stock of the Company or any Subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Shares. The Company owns the entire equity interest in each of its Subsidiaries, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, other than as described in the Q2 Form 10-Q or as would reasonably be expected to have a Material Adverse Effect. Except as described on Schedule 4.3 or as disclosed in SEC Filings made prior to the date hereof, there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company or any of its Subsidiaries is or may be obligated to issue any equity securities of any kind and except as contemplated by this Agreement, neither the Company nor any of its Subsidiaries is currently in negotiations for the issuance of any equity securities of any kind. Except as described on Schedule 4.3 and except for the Registration Rights Agreement, there are no voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among the Company and any of the securityholders of the Company relating to the securities of the Company held by them. Except as described on Schedule 4.3, or as disclosed in SEC Filings made prior to the date hereof, the Company has not granted any Person the right to require the Company to register any securities of the Company under the 1933 Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person.

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                  Except as described on Schedule 4.3, the issuance and sale of the Securities hereunder will not obligate the Company to issue shares of Common Stock or other securities to any other Person (other than the Investors) and will not result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding security.

                  Except as described on Schedule 4.3, or as disclosed in SEC Filings made prior to the date hereof, the Company does not have outstanding stockholder purchase rights or any similar arrangement in effect giving any Person the right to purchase any equity interest in the Company upon the occurrence of certain events.

                  4.4 Valid Issuance. The Shares have been duly and validly authorized and, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and shall be free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws. The Warrants have been duly and validly authorized. Upon the due exercise of the Warrants, the Warrant Shares will be validly issued, fully paid and non-assessable free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws. The Company has reserved a sufficient number of shares of Common Stock for issuance upon the exercise of the Warrants, free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws.

                  4.5 Consents. The execution, delivery and performance by the Company of the Transaction Documents and the offer, issuance and sale of the Securities require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file within the applicable time periods. Assuming the truth and accuracy of the Investors' representations and warranties in Article V hereof, the transactions contemplated by the Transaction Documents, the Company has taken all action necessary to exempt (i) the issuance and sale of the Securities, (ii) the issuance of the Warrant Shares upon due exercise of the Warrants, and (iii) the other transactions contemplated by the Transaction Documents from the provisions of any anti-takeover, business combination or control share law or statute binding on the Company or to which the Company or any of its assets and properties may be subject or any provision of the Company's Certificate of Incorporation, By-laws or any stockholder rights agreement that is or could become applicable to the Investors as a result of the transactions contemplated hereby, including without limitation, the issuance of the Securities and the ownership, disposition or voting of the Securities by the Investors or the exercise of any right granted to the Investors pursuant to this Agreement or the other Transaction Documents.

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                  4.6 Delivery of SEC Filings; Business. The Company has
provided the Investors with copies of the 10-K and all other reports filed by the Company pursuant to the 1934 Act since the filing of the 10-K and prior to the date hereof (collectively, the "SEC Filings"). The SEC Filings are the only filings required of the Company pursuant to the 1934 Act for such period. The Company and its Subsidiaries are not engaged in any material businesses except those described in the SEC Filings and the SEC Filings contain a complete and accurate description in all material respects of the business of the Company and its Subsidiaries, taken as a whole.

                  4.7 Use of Proceeds. The proceeds of the sale of the Shares and the Warrants hereunder shall be used by the Company for working capital and general corporate purposes.

                  4.8 No Material Adverse Change. Since June 30, 2003, except as identified and described in the SEC Filings or as described on
 Schedule 4.8, there has not been:

                           (i) any change in the consolidated assets,
liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2003, except for changes in the ordinary course of business which have not and would not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate;

                           (ii) any declaration or payment of any dividend, or
any authorization or payment of any distribution, on any of the capital stock of the Company, or any redemption or repurchase of any securities of the Company;

                           (iii) any material damage, destruction or loss,
whether or not covered by insurance to any assets or properties of the Company or its Subsidiaries;

                           (iv) any waiver, not in the ordinary course of
business, by the Company or any Subsidiary of a material right or of a material debt owed to it;

                           (v) any satisfaction or discharge of any lien, claim
or encumbrance or payment of any obligation by the Company or a Subsidiary, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company and its Subsidiaries taken as a whole (as such business is presently conducted and as it is proposed to be conducted);

                           (vi) any change or amendment to the Company's
Certificate of Incorporation or by-laws, or material change to any material contract or arrangement by which the Company or any Subsidiary is bound or to which any of their respective assets or properties is subject;

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                           (vii) any material labor difficulties or labor union
organizing activities with respect to employees of the Company or any Subsidiary;

                           (viii) any material transaction entered into by the
Company or a Subsidiary other than in the ordinary course of business;

                           (ix) the loss of the services of any key employee, or
material change in the composition or duties of the senior management of the Company or any Subsidiary;

                           (x) the loss or threatened loss of any customer which
has had or would reasonably be expected to have a Material Adverse Effect; or

                           (xi) any other event or condition of any character
that has had or would reasonably be expected to have a Material Adverse Effect.

                  4.9      SEC Filings; S-3 Eligibility.

                           (a) At the time of filing thereof, the SEC Filings
complied as to form in all material respects with the requirements of the 1934 Act and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

                           (b) Each registration statement and any amendment
thereto filed by the Company since January 1, 2002 pursuant to the 1933 Act and the rules and regulations thereunder, as of the date such statement or amendment became effective, complied as to form in all material respects with the 1933 Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading; and each prospectus filed pursuant to Rule 424(b) under the 1933 Act, as of its issue date and as of the closing of any sale of securities pursuant thereto did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

                           (c) The Company is eligible to use Form S-3 to
register the Registrable Securities (as such term is defined in the Registration Rights Agreement) for sale by the Investors as contemplated by the Registration Rights Agreement.

                  4.10 No Conflict, Breach, Violation or Default. The execution, delivery and performance of the Transaction Documents by the Company and the issuance and sale of the Shares and Warrants and the issuance of the Warrant Shares upon due exercise of the Warrants will not (i) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under the Company's Certificate of Incorporation or the Company's Bylaws, both as in effect on the date hereof (copies of which have been provided to the Investors before the date hereof), or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (except for such breaches, violations or defaults that would not have or be expected to have a Material Adverse Effect, individually or in the aggregate,) (a) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company, any Subsidiary or any of their respective assets or properties, or (b) any agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or a Subsidiary is bound or to which any of their respective assets or properties is subject.
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                  4.11 Tax Matters. The Company and each Subsidiary has timely prepared and filed all tax returns required to have been filed by the Company or such Subsidiary with all appropriate governmental agencies and timely paid all taxes shown thereon or otherwise owed by it. The charges, accruals and reserves on the books of the Company in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments against the Company or any Subsidiary nor, to the Company's Knowledge, any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state or local taxing authority except for any assessments which have not and would not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate. All taxes and other assessments and levies that the Company or any Subsidiary is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due. There are no tax liens or claims pending or, to the Company's Knowledge, threatened against the Company or any Subsidiary or any of their respective assets or property. Except as described on Schedule 4.11, there are no outstanding tax sharing agreements or other such arrangements between the Company and any Subsidiary or other corporation or entity.

                  4.12 Title to Properties. Except as disclosed in the SEC Filings, the Company and each Subsidiary has good and marketable title to all real properties and all other properties and assets owned by it, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or currently planned to be made thereof by them; and except as disclosed in the SEC Filings, the Company and each Subsidiary holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or currently planned to be made thereof by them.

                  4.13 Certificates, Authorities and Permits. The Company and each Subsidiary possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or such Subsidiary, would reasonably be expected to have a Material Adverse Effect, individually or in the aggregate.

                  4.14 No Labor Disputes. No material labor dispute with the employees of the Company or any Subsidiary exists or, to the Company's Knowledge, is imminent.

                  4.15     Intellectual Property.

                           (a) No Intellectual Property of the Company or its
Subsidiaries which is necessary for the conduct of
Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted has been or is now involved in any cancellation, dispute or litigation, and, to the Company's Knowledge, no such action is threatened. No patent of the Company or its Subsidiaries has been or is now involved in any interference, reissue, re-examination or opposition proceeding.
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                           (b) All of the licenses and sublicenses and consent,
royalty or other agreements concerning
Intellectual Property which are necessary for the conduct of the Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted to which the Company or any Subsidiary is a party or by which any of their assets are bound (other than generally commercially available, non-custom, off-the-shelf software application programs having a retail acquisition price of less than $10,000 per license) (collectively, "License Agreements") are valid and binding obligations of the Company or its Subsidiaries that are parties thereto and, to the Company's Knowledge, the other parties thereto, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally, and there exists no event or condition which will result in a material violation or breach of or constitute (with or without due notice or lapse of time or both) a default by the Company or any of its Subsidiaries under any such License Agreement.

                           (c) The Company and its Subsidiaries own or, to the
Company's Knowledge, have the valid right to use all of the Intellectual Property that is necessary for the conduct of the Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted and for the ownership, maintenance and operation of the Company's and its Subsidiaries' properties and assets, free and clear of all liens, encumbrances, adverse claims or obligations to license all such owned Intellectual Property and Confidential Information, other than licenses entered into in the ordinary course of the Company's and its Subsidiaries' businesses. To the Company's Knowledge, the Company and its Subsidiaries have a valid and enforceable right to use all third party Intellectual Property and Confidential Information used or held for use in the respective businesses of the Company and its Subsidiaries where the failure to have such right has had or would reasonably be expected to have a Material Adverse Effect, individually or in the aggregate.

                           (d) To the Company's Knowledge, the conduct of the
Company's and its Subsidiaries' businesses as
currently conducted does not infringe or otherwise impair or conflict with (collectively, "Infringe") any Intellectual Property rights of any third party or any confidentiality obligation owed to a third party where such Infringement has had or would reasonably be expected to have a Material Adverse Effect, individually or in the aggregate, and, to the Company's Knowledge, the Intellectual Property and Confidential Information of the Company and its Subsidiaries which are necessary for the conduct of Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted are not being Infringed by any third party where such Infringement, if continued, would reasonably be expected to have a Material Adverse Effect, individually or in the aggregate. There is no litigation or order pending or outstanding or, to the Company's Knowledge, threatened or imminent, that seeks to limit or challenge or that concerns the ownership, use, validity or enforceability of any Intellectual Property or Confidential Information of the Company and its Subsidiaries necessary for the conduct of the Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted, and the Company's and its Subsidiaries' use of such Intellectual Property or Confidential Information owned by a third party, and, to the Company's Knowledge, there is no valid basis for the same.
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                           (e) The consummation of the transactions contemplated
hereby will not result in the alteration, loss, impairment of or restriction on the Company's or any of its Subsidiaries' ownership or right to use any of the Intellectual Property or Confidential Information which is necessary for the conduct of Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted.

                           (f) The Company and its Subsidiaries have taken
reasonable steps to protect the Company's and its Subsidiaries' rights in their Intellectual Property and Confidential Information where the failure to do so would have or would reasonably be expected to have a Material Adverse Effect, individually or in the aggregate. Each employee, consultant and contractor who has had access to Confidential Information which is necessary for the conduct of Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted has executed an agreement to maintain the confidentiality of such Confidential Information. Except under confidentiality obligations, there has been no material disclosure of any of the Company's or its Subsidiaries' Confidential Information to any third party, except for such disclosures as have not had and would not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate.

                  4.16 Environmental Matters. Neither the Company nor any Subsidiary is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "Environmental Laws"), except for such violations as have not had and would not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate, owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, and is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim has had or would reasonably be expected to have a Material Adverse Effect, individually or in the aggregate; and there is no pending or, to the Company's Knowledge, threatened investigation that might lead to such a claim.

                  4.17 Litigation. Except as described in SEC Filings made prior to the date hereof or on Schedule 4.17, there are no pending actions, suits or proceedings against or affecting the Company, its Subsidiaries or any of its or their properties; and to the Company's Knowledge, no such actions, suits or proceedings are threatened or contemplated.
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                  4.18 Financial Statements. The financial statements included in each SEC Filing present fairly, in all material respects, the consolidated financial position of the Company as of the dates shown and its consolidated results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis (except as may be disclosed therein or in the notes thereto, and, in the case of quarterly financial statements, as permitted by Form 10-Q under the 1934 Act). Except as set forth in the financial statements of the Company included in the SEC Filings filed prior to the date hereof or as described on Schedule 4.18, neither the Company nor any of its Subsidiaries has incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business, consistent (as to amount and nature) with past practices since the date of such financial statements, none of which, individually or in the aggregate, have had or could reasonably be expected to have a Material Adverse Effect.

                  4.19 Insurance Coverage. The Company and each Subsidiary maintains in full force and effect insurance coverage that is customary for comparably situated companies for the business being conducted and properties owned or leased by the Company and each Subsidiary, and the Company reasonably believes such insurance coverage to be adequate against all liabilities, claims and risks against which it is customary for comparably situated companies to insure.

                  4.20 Compliance with Nasdaq Continued Listing Requirements. The Company is in compliance with applicable Nasdaq continued listing requirements. There are no proceedings pending or, to the Company's Knowledge, threatened against the Company relating to the continued listing of the Company's Common Stock on Nasdaq and the Company has not received any unremedied notice of, nor to the Company's Knowledge is there any basis for, the delisting of the Common Stock from Nasdaq.

                  4.21 Brokers and Finders. No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company, any Subsidiary or an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company, other than as described in Schedule 4.21.

                  4.22 No Directed Selling Efforts or General Solicitation. Neither the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

                  4.23 No Integrated Offering. Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(2) for the exemption from registration for the transactions contemplated hereby or would require registration of the Securities under the 1933 Act.

                  4.24 Private Placement. Assuming the truth and accuracy of the Investors' representations and warranties contained in Article V hereof, the offer and sale of the Securities to the Investors as contemplated hereby is exempt from the registration requirements of the 1933 Act.

                  4.25 Questionable Payments. Neither the Company nor any of its Subsidiaries nor, to the Company's Knowledge, any of their respective current or former stockholders, directors, officers, employees, agents or other Persons acting on behalf of the Company or any Subsidiary, has on behalf of the Company or any Subsidiary or in connection with their respective businesses: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (d) made any false or fictitious entries on the books and records of the Company or any Subsidiary; or (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

                  4.26 Transactions with Affiliates. Except as disclosed in SEC Filings made on or prior to the date hereof or as disclosed on Schedule 4.26, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than as holders of stock options and/or warrants, and for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

                  4.27 Internal Controls. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability,
(iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  4.28 Disclosures. Neither the Company nor any Person acting on its behalf has provided the Investors or their agents or counsel with any information that constitutes or might constitute material, non-public information. The written materials delivered to the Investors in connection with the transactions contemplated by the Transaction Documents do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

         5. Representations and Warranties of the Investors. Each of the Investors hereby severally, and not jointly, represents and warrants to the Company that:

                  5.1 Organization and Existence. The Investor is a validly existing corporation, limited partnership or limited liability company and has all requisite corporate, partnership or limited liability company power and authority to invest in the Securities pursuant to this Agreement.

                  5.2 Authorization. The Investor has full power and authority and has taken all requisite action on the part of the Investor, its officers, directors and partners or members necessary for (i) the authorization, execution and delivery of the Transaction Documents to which such Investor is a party and
(ii) authorization of the performance of all obligations of the Investor hereunder or thereunder. This Agreement constitutes, and the other Transaction Documents to which such Investor is a party will, upon execution and delivery, constitute the valid and legally binding obligation of the Investor, enforceable against the Investor in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally.

                  5.3 Purchase Entirely for Own Account. The Securities to be received by the Investor hereunder will be acquired for the Investor's own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the 1933 Act. The Investor is not a registered broker dealer or an entity engaged in the business of being a broker dealer.

                  5.4 Investment Experience. The Investor acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

                  5.5 Disclosure of Information. The Investor has had an opportunity to receive all additional information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities. The Investor acknowledges receipt of copies of the SEC Filings. Neither such inquiries nor any other due diligence investigation conducted by the Investor shall modify, amend or affect the Investor's right to rely on the Company's representations and warranties contained in this Agreement.

                  5.6 Restricted Securities. The Investor understands that the Securities are characterized as "restricted securities" under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances.

                  5.7 Legends. It is understood that, except as provided below, certificates evidencing such Securities may bear the following or any similar legend:

                           (a) "The securities represented hereby may not be
transferred unless (i) such securities have been registered for sale pursuant to the Securities Act of 1933, as amended, (ii) such securities may be sold pursuant to Rule 144(k), or (iii) the Company has received an opinion of counsel satisfactory to it that such transfer may lawfully be made without registration under the Securities Act of 1933 or qualification under applicable state securities laws."

                           (b) If required by the authorities of any state in
connection with the issuance of sale of the Securities, the legend required by such state authority.

                  Upon the earlier of (i) registration for resale pursuant to the Registration Rights Agreement and receipt by the Company of the Investor's written confirmation that such Securities will not be disposed of except in compliance with the prospectus delivery requirements of the 1933 Act or (ii) Rule 144(k) becoming available the Company shall, upon an Investor's written request, promptly cause certificates evidencing the Securities to be replaced with certificates which do not bear such restrictive legends, and Warrant Shares subsequently issued upon due exercise of the Warrants shall not bear such restrictive legends provided the provisions of either clause (i) or clause (ii) above, as applicable, are satisfied with respect to such Warrant Shares. When the Company is required to cause unlegended certificates to replace previously issued legended certificates, if unlegended certificates are not delivered to an Investor within three (3) Business Days of submission by that Investor of legended certificate(s) to the Company's transfer agent together with a representation letter in form reasonably satisfactory to the Company's transfer agent, the Company shall be liable to the Investor for a penalty equal to 1% of the aggregate purchase price of the Securities evidenced by such certificate(s) for each thirty (30) day period (or portion thereof) beyond such three (3) Business Day that the unlegended certificates have not been so delivered.

                  5.8 Accredited Investor. The Investor is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, under the 1933 Act.

                  5.9 No General Solicitation. The Investor did not learn of the investment in the Securities as a result of any public advertising or general solicitation.

                  5.10 Brokers and Finders. No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company, any Subsidiary or an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Investors.

                  5.11 Previously-Acquired Shares of Common Stock. As of the date hereof, the Investors do not beneficially own (within the meaning of Rule 13d-3 of the General Rules and Regulations under the 1934 Act) any shares of the Common Stock of the Company, without giving effect to the transactions contemplated hereby.

                  5.12 Representation of Counsel. The Investor has had the opportunity to seek the advice of independent legal counsel with respect to the negotiation, preparation and execution of the Transaction Documents; further, the Investor understands and acknowledges that O'Melveny & Myers LLP represents the Company and does not represent the Investor in the transactions contemplated by this Agreement and the other Transaction Documents.

         6. Conditions to Closing.

                  6.1 Conditions to the Investors' Obligations. The obligation of the Investors to purchase the Securities at the Closing is subject to the fulfillment to the Investors' satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived by the Investors agreeing hereunder to purchase a majority of the Shares and Warrants (the "Required Investors"):

                           (a) The representations and warranties made by the
Company in Section 4 hereof qualified as to materiality shall be true and correct at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties made by the Company in Section 4 hereof not qualified as to materiality shall be true and correct in all material respects at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date. The Company shall have performed in all material respects all obligations and conditions herein required to be performed or observed by it on or prior to the Closing Date.

                           (b) The Company shall have obtained in a timely
fashion any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Securities all of which shall be in full force and effect.

                           (c) The Company shall have executed and delivered the
Registration Rights Agreement.

                           (d) The Company shall have received oral confirmation
from Nasdaq to the effect that (A) the issuance and sale of the Securities as contemplated hereby will not require shareholder approval pursuant to the requirements of Nasdaq Marketplace Rule 4350(i), and
(B) the Warrant Shares shall have been approved for inclusion in The Nasdaq National Market System upon official notice of issuance.

                           (e) No judgment, writ, order, injunction, award or
decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.

                           (f) The Company shall have delivered a Certificate,
executed on behalf of the Company by its Chief
Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfilment of the conditions specified in subsections (a),
(b), (d) and (e) of this Section 6.1.

                           (g) The Company shall have delivered a Certificate,
executed on behalf of the Company by its Secretary, dated as of the Closing Date, certifying the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities, certifying the current versions of the Certificate of Incorporation and Bylaws of the Company and certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company.

                           (h) The Investors shall have received an opinion from
O'Melveny & Myers LLP, the Company's counsel, dated as of the Closing Date, in substantially the form attached hereto as Exhibit C.

                           (i) No stop order or suspension of trading shall have
been imposed by Nasdaq, the SEC or any other governmental regulatory body with respect to public trading in the Common Stock.

                  6.2 Conditions to Obligations of the Company. The Company's obligation to sell and issue the Securities at the Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

                           (a) The representations and warranties made by the
Investors in Section 5 hereof, other than the representations and warranties contained in Sections 5.3, 5.4, 5.5, 5.6, 5.7,
5.8 and 5.9 (the "Investment Representations"), shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date. The Investment Representations shall be true and correct in all respects when made, and shall be true and correct in all respects on the Closing Date with the same force and effect as if they had been made on and as of said date. The Investors shall have performed in all material respects all obligations and conditions herein required to be performed or observed by them on or prior to the Closing Date.

                           (b) The Investors shall have executed and delivered
the Registration Rights Agreement.

                           (c) The Investors shall have delivered the aggregate
purchase price to the Company.

                 6.3      Termination of Obligations to Effect Closing; Effects.

                           (a) The obligations of the Company, on the one hand,
and the Investors, on the other hand, to effect the Closing shall terminate as follows:

                                    (i) Upon the mutual written consent of the
Company and the Required Investors;

                                    (ii)    By the  Company  if any of the
conditions set forth in Section 6.2 shall have become incapable of fulfillment, and shall not have been waived by the Company;

                                    (iii)   By the  Required  Investors  if any
of the conditions set forth in Section 6.1 shall have become incapable of fulfillment, and shall not have been waived by the Required Investors; or

                                    (iv) By either the Company or the Required
Investors if the Closing has not occurred on or prior to October 31, 2003;

provided, however, that, except in the case of clause (i) above, the party seeking to terminate its obligation to effect the Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in this Agreement or the other Transaction Documents if such breach has resulted in the circumstances giving rise to such party's seeking to terminate its obligation to effect the Closing.

                  (b) In the event of termination by the Company or the Required Investors of their obligations to effect the Closing pursuant to this Section 6.3, written notice thereof shall forthwith be given to the other parties hereto and the obligation of all parties to effect the Closing shall be terminated, without further action by any party. Nothing in this Section 6.3 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

         7. Covenants and Agreements of the Company.

                  7.1 Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of providing for the exercise of the Warrants, such number of shares of Common Stock as shall from time to time equal the number of shares sufficient to permit the exercise of the Warrants issued pursuant to this Agreement in accordance with their respective terms.

                  7.2 Reports. The Company will furnish to such Investors and/or their assignees such information relating to the Company and its Subsidiaries as from time to time may reasonably be requested by such Investors and/or their assignees; provided, however, that the Company shall not disclose material nonpublic information to the Investors, or to advisors to or representatives of the Investors, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Investors, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and any Investor wishing to obtain such information enters into an appropriate confidentiality agreement with the Company with respect thereto.

                  7.3 No Conflicting Agreements. The Company will not take any action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with the obligations to the Investors under the Transaction Documents.

                  7.4      [intentionally omitted]

                  7.5      [intentionally omitted]

                  7.6 Listing of Underlying Shares and Related Matters. Promptly following the date hereof, the Company shall take all necessary action to cause the Shares and the Warrant Shares to be listed on the Nasdaq National Market System no later than the Closing Date. Further, if the Company applies to have its Common Stock or other securities traded on any other principal stock exchange or market, it shall include in such application the Shares and the Warrant Shares and will take such other action as is necessary to cause such Common Stock to be so listed. The Company will use commercially reasonable efforts to continue the listing and trading of its Common Stock on the Nasdaq National Market System and, in accordance, therewith, will use commercially reasonable efforts to comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of such market or exchange, as applicable.

                  7.7 Termination of Covenants. The provisions of Sections 7.2 through 7.5 shall terminate and be of no further force and effect upon the earlier of (i) the mutual consent of the Company and the Required Investors or
(ii) the date on which the Company's obligations under the Registration Rights Agreement to register or maintain the effectiveness of any registration covering the Registrable Securities (as such term is defined in the Registration Rights Agreement) shall terminate.

         8. Survival and Indemnification.

                  8.1 Survival. All representations, warranties, covenants and agreements contained in this Agreement shall be deemed to be representations, warranties, covenants and agreements as of the date hereof and shall survive the execution and delivery of this Agreement for a period of eighteen (18) months from the date of this Agreement; provided, however, that the provisions contained in Section 7 hereof shall survive in accordance therewith.

                           8.2  Indemnification.  (a) The Company  agrees to
indemnify and hold harmless, on an after-tax and after insurance recovery basis, each Investor and its Affiliates and their respective directors, officers, employees and agents (collectively, "Investor Indemnified
Persons") from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement hereof) (collectively, "Losses") to which such Investor Indemnified Persons may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under the Transaction Documents, and will reimburse any Investor Indemnified Person for all such amounts as they are incurred by such Investor Indemnified Person. The Company shall not be obligated to indemnify any Investor Indemnified Person for any portion of a Loss resulting from a breach of any representation or warranty made by the Company under the Transaction Documents if either (i) the actual facts and circumstances which resulted in the relevant Loss were expressly (and not by implication or inference) disclosed in SEC Filings made prior to the date hereof or in the Schedules hereto or (ii) the information and circumstances which resulted in the relevant Loss were actually known (as opposed to implied or constructive knowledge) prior to the date hereof by one or more of the general partners of the Investors.

         (b) Each Investor severally agrees to indemnify and hold harmless, on an after-tax and after insurance recovery basis, the Company and its Affiliates and their respective directors, officers, employees and agents (collectively, "Company Indemnified Persons") from and against any and all Losses to which such Company Indemnified Persons may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of such Investor under the Transaction Documents, and will reimburse any such Company Indemnified Person for all such amounts as they are incurred by such Company Indemnified Person. No Investor shall be obligated to indemnify any Company Indemnified Person for any portion of a Loss resulting from a breach of any representation or warranty made by such Investor under the Transaction Documents if either (i) the actual facts and circumstances which resulted in the relevant Loss were expressly (and not by implication or inference) disclosed to the Company in writing on or prior to the date hereof or (ii) the information and circumstances which resulted in the relevant Loss were actually known (as opposed to implied or constructive knowledge) prior to the date hereof by one or more of the executive officers of the Company.

                           8.3  Conduct  of  Indemnification  Proceedings.
Promptly  after  receipt by any  Person  (the  "Indemnified
Person") of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to Section 8.2, such Indemnified Person shall promptly notify the indemnifying party in writing and the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses; provided, however, that the failure of any Indemnified Person so to notify the indemnifying party shall not relieve the indemnifying party of its obligations hereunder except to the extent that the indemnifying party is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the indemnifying party and the Indemnified Person shall have mutually agreed to the retention of such counsel; or (ii) in the reasonable judgment of counsel to such Indemnified Person representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify and hold harmless such Indemnified Person from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, the indemnifying party shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

         9. Miscellaneous.

                  9.1 Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Required Investors, as applicable, provided, however, that an Investor may assign its rights and delegate its duties hereunder in whole or in part to an Affiliate or to a third party acquiring some or all of its Securities in a private transaction without the prior written consent of the Company or the other Investors, after notice duly given by such Investor to the Company and the other Investors, provided, that no such assignment or obligation shall affect the obligations of such Investor hereunder. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  9.2 Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

                  9.3 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  9.4 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or telecopier, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one day after delivery to such carrier. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days' advance written notice to the other party:

                           If to the Company:

                                    21 Oxford Road
                                    Mansfield, Massachusetts 02048
                                    Attention:  General Counsel
                                    Fax::  (508) 337-9201

                           With a copy to:

                                    O'Melveny & Myers LLP
                                    2765 Sand Hill Road
                                    Menlo Park, California 94025
                                    Attention:  David A. Makarechian
                                    Fax:  (650) 473-2601

                           If to the Investors:

to the addresses set forth on the signature pages hereto.

                  9.5 Expenses. The parties hereto shall pay their own costs and expenses in connection herewith, except that the Company shall pay the reasonable fees and expenses of counsel to the Investors, not to exceed $20,000. Such expenses shall be paid not later than the Closing. The Company shall reimburse the Investors upon demand for all reasonable out-of-pocket expenses incurred by the Investors, including without limitation reimbursement of attorneys' fees and disbursements, in connection with any amendment, modification or waiver of this Agreement or the other Transaction Documents. In the event that legal proceedings are commenced by any party to this Agreement against another party to this Agreement in connection with this Agreement or the other Transaction Documents, the party or parties which do not prevail in such proceedings shall severally, but not jointly, pay their pro rata share of the reasonable attorneys' fees and other reasonable out-of-pocket costs and expenses incurred by the prevailing party in such proceedings.

                  9.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Investors. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding, each future holder of all such securities, and the Company.

                  9.7 Publicity. No public release or announcement concerning the transactions contemplated hereby shall be issued by the Company or the Investors without the prior consent of the Company (in the case of a release or announcement by the Investors) or Special Situations Fund III, L.P. ("SSF") (in the case of a release or announcement by the Company) (which consents shall not be unreasonably withheld), except as such release or announcement may be required by law or the applicable rules or regulations of any securities exchange or securities market, in which case the Company or the Investors, as the case may be, shall allow SSF or the Company, as applicable, to the extent reasonably practicable in the circumstances, reasonable time to comment on such release or announcement in advance of such issuance.

                  9.8 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

                  9.9 Entire Agreement. This Agreement, including the Exhibits and the Disclosure Schedules, and the other Transaction Documents constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

                  9.10 Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

                  9.11 Governing Law; Consent to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

                            [signature page follows]

                  IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:                                AXEDA SYSTEMS INC.



                                            By:/s/Thomas J. Fogarty
                                               --------------------
                                            Name:Thomas J. Fogarty
                                            Title: Executive Vice President and
                                                   Chief Financial Officer

The Investors:                      SPECIAL SITUATIONS PRIVATE EQUITY FUND, L.P.



                                            By:/s/ Steven Becker
                                               -----------------
                                            Name: Steven Becker
                                            Title: Managing Director

Aggregate Purchase Price:  $3,500,058
Number of Shares:  2,868,900
Number of Warrants:  1,434,450


Address for Notice:
                                               153 E. 53rd Street
                                               55th Floor
                                               New York, NY  10022

                                               with a copy to:

                                               Lowenstein Sandler PC
                                               65 Livingston Avenue
                                               Roseland, NJ  07068
                                               Attn:  John D. Hogoboom, Esq.
                                               Telephone:        973.597.2500
                                               Facsimile:        973.597.2400


                                        SPECIAL SITUATIONS TECHNOLOGY FUND, L.P.



                                            By:/s/ Steven Becker
                                               -----------------
                                            Name: Steven Becker
                                            Title: Managing Director

Aggregate Purchase Price:  $409,066
Number of Shares:  335,300
Number of Warrants:  167,650

Address for Notice:
                                              153 E. 53rd Street
                                              55th Floor
                                              New York, NY  10022
                                              with a copy to:

                                              Lowenstein Sandler PC
                                              65 Livingston Avenue
                                              Roseland, NJ  07068
                                              Attn:  John D. Hogoboom, Esq.
                                              Telephone:        973.597.2500
                                              Facsimile:        973.597.2400


                   SPECIAL SITUATIONS TECHNOLOGY FUND II, L.P.



                                            By: /s/ Steven Becker
                                                -----------------
                                            Name: Steven Becker
                                            Title: Managing Director

Aggregate Purchase Price:  $2,090,958
Number of Shares:  1,713,900
Number of Warrants:  856,950

Address for Notice:
                                             153 E. 53rd Street
                                             55th Floor
                                             New York, NY  10022

                                             with a copy to:

                                             Lowenstein Sandler PC
                                             65 Livingston Avenue
                                             Roseland, NJ  07068
                                             Attn:  John D. Hogoboom, Esq.
                                             Telephone:        973.597.2500
                                             Facsimile:        973.597.2400